                                                                   EXHIBIT 10.06


                     AGREEMENT AND PLAN OF REORGANIZATION

                                 April 9, 1999

                      MOTORCYCLE CENTERS OF AMERICA, INC.
                                ACQUISITION OF
                         ENTERTAINMENT UNIVERSE, INC.

                               TABLE OF CONTENTS



                                                                            Page



Recitals...................................................................   1

Agreement..................................................................   1

  1.         Plan of Reorganization........................................   1

  2.         Exchange of Shares............................................   1

  3.         Delivery of Shares............................................   2

  4.         Representations of Principal Officers and Acquiree............   2

  5.         Representations of Acquiring Corporation......................   4

  6.         Closing Date..................................................   6

  7.         Conditions Precedent to the Obligations of Acquiree...........   6

  8.         Conditions Precedent to the Obligations of Acquiror...........   8

  9.         Indemnification...............................................   9

  10.        Nature and Survival of Representations........................  10

  11.        Documents at Closing..........................................  10

  12.        Miscellaneous.................................................  11

             Signature Page................................................  12



                                      -ii-
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                     AGREEMENT AND PLAN OF REORGANIZATION
                     ------------------------------------

     This Agreement and Plan of Reorganization is entered into this 9th day of April, 1999, by and between MOTORCYCLE CENTERS OF AMERICA, INC., a Nevada corporation, (hereinafter "Acquiror"); and ENTERTAINMENT UNIVERSE, INC., a California corporation; (hereinafter referred to as "Acquiree"); and the undersigned Principal Officers of Acquiree, (hereinafter collectively referred to as "Principal Officers").


                                   RECITALS
                                   --------

     Acquiror desires to acquire all of the issued and outstanding stock of Acquiree, making Acquiree a wholly-owned subsidiary of Acquiror, and Stockholders of Acquiree (defined to include both holders of common and preferred stock) desire to make a tax-free exchange solely of their shares in Acquiree for shares of Acquiror's capital stock to be exchanged as set out herein with the Stockholders of Acquiree.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                   AGREEMENT
                                   ---------

1.       Plan of Reorganization. Stockholders of Acquiree are the owners of all
         ----------------------
     the issued and outstanding capital stock of said Acquiree. It is the intention of the parties hereto that all of the issued and outstanding common stock of Acquiree shall be acquired by Acquiror in exchange solely for newly issued Acquiror voting stock. Further, all preferred stock of Acquiree shall be acquired by Acquiror in exchange solely for newly issued Acquiror preferred stock of the same rights and preferences. It is the intention, but not a requirement, of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

2.       Exchange of Shares. Acquiror and Acquiree agree that all of the issued
         ------------------
     and outstanding securities of Acquiree shall be exchanged with Acquiror for a total of 12,600,000 shares, in the aggregate, of restricted common stock of Acquiror, after giving effect to a one-for-twenty reverse split of the Acquiror's common stock and a total of 1,937,500 shares of Series A 6% Convertible Preferred Shares of Acquiror. The Acquiror shares will, on the date of delivery to the Stockholders of Acquiree, (which is defined as the date in Paragraph 6 herein), be delivered to the Stockhold ers of Acquiree in exchange for its shares in Acquiree.Stockholders of Acquiree will represent and warrant under their individual investment letters that each will hold such securities of Acquiror for investment purposes and not for further public distribution and agree that the securities shall be appropriately restricted. As of the Delivery Date, Acquiror shall have no more than 1,205,000 post-split common shares issued and outstanding (such amount shall include approximately 900,000 common shares which will have been issued pursuant to Rule 504 prior to the Delivery Date at a price not to exceed $1.00 per share and the cancelation of 1,845,000 restricted shares).

3.       Delivery of Shares.  On the Delivery Date (which is defined as the date
         -------------------
     in Paragraph 6 herein),Stockholders of Acquiree will deliver certificates or other evidence of ownership of Acquiree duly endorsed so as to make Acquiror the sole holder thereof free and clear of all claims and encumbrances. On the Delivery Date, delivery of the Acquiror shares, which will be appropriately restricted as to transfer, will be made to the Stockholders of Acquiree as set forth herein. A list of the shares of Acquiree, the owner thereof, and shares of Acquiror to be received by said Stockholders of Acquiree is attached hereto as Exhibit "A" and by this reference is incorporated herein.

4.       Representations of Principal Officers and Acquiree. The Principal
         --------------------------------------------------
     Officers and Acquiree, hereby represent and warrant that, with respect to shares of the Stockholders of Acquiree and as to the Acquiree, effective this date, the Closing Date (which is defined as the date in Paragraph 6 herein), and the Delivery Date, the representations listed below are true and correct to the best of their knowledge, information, and belief. Said representations are meant and intended by all parties to apply to the
     Acquiree:

(a) The listed Stockholders of Acquiree on Exhibit "A" are the sole owners of all of the issued and outstanding securities of Acquiree; such shares are free from claims, liens, or other encumbrances; and Stockholders of Acquiree hasve the unqualified right to transfer and dispose of such shares.

(b) The issued shares of Acquiree constitute validly issued shares of Acquiree, fully-paid and nonassessable.

(c) The audited year-end financial statements of CD Universe, Inc., the wholly-owned subsidiary of Acquiree, for the fiscal years ended March 31, 1997 and 1998, as well as the interim unaudited financial statements for the period ended December 31, 1998, which have been delivered to Acquiror, are complete, accurate and fairly present the financial condition as of the dates thereof and the results of its operations for the periods covered. There are no liabilities, either fixed or contingent, not reflected in such financial statements other than contracts or obligations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of CD Universe, Inc. as reflected in such financial statements.

(d) Prior to and as of the Closing Date and the Delivery Date, there will not be any negative material changes in the financial position of Acquiree, except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of said Acquiree.

(e) Except as previously disclosed in the financial statements, to the best of Acquiree's knowledge, information and belief, it is not involved in, and has not received judicial notice of any pending litigation or governmental investigation or proceeding not reflected in such financial statement, or otherwise disclosed in writing to Acquiror and, to the best knowledge of Acquiree and Principal Officers, no material litigation, claims, or assess ments, or governmental investigation or proceeding is threatened against Acquiree, its principal shareholders or properties.

(f) As of the Closing Date and the Delivery Date, Acquiree will be in good standing in its jurisdiction of incorporation, and will be in good standing and in the process of becoming duly qualified to do business in each jurisdiction where required to be so qualified.

(g) Acquiree has complied with all applicable laws in connection with its formation, issuance of securities, organization, capitalization and opera tions, and to the best of Acquiree's knowledge, information and belief, no contingent liabilities have been threatened or claims made, and no basis for the same exists with respect to said operations, formation or capitalization, including claims for violation of any US state or federal securities laws.

(h) Acquiree has filed all governmental, tax or related returns and reports due or required to be filed and has paid all taxes or assessments which have or which shall become due as of the Closing Date and the Delivery Date.

(i) Except as disclosed in this Agreement or on any Exhibit, Acquiree has not breached any material agreement to which it individually or collectively may be a party.

(j)  Acquiree has one subsidiary, CD Universe, Inc.

(k) The corporate financial records, minute books, and other documents and records of Acquiree are to be available to present management of Acquiror prior to the Closing Date and turned over to new management of Acquiror in their entirety on the Delivery Date.

(l) The execution of this Agreement will not violate or breach any agreement, contract, or commitment to which Acquiree or Stockholders of Acquiree are a party and has been duly authorized by all appropriate and necessary action.

(m) All outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. There are no outstanding convertible securities, war rants, options or commitments of any nature which may cause authorized but unissued shares to be issued to any person.

(n) To the best knowledge of the Principal Officers and Acquiree, Acquiree is not subject to any material labor disputes or disagreements, either actual or contingent.

(o) To the best knowledge of Principal Officers and Acquiree, Acquiree's products, materials and brochures do not infringe the patent or copyright rights of any other person or entity.

(p) At the date of this Agreement, the Principal Officers have, and at the Closing Date and the Delivery Date, they will have to the best of its knowledge, disclosed all events, conditions and facts materially affecting the business and prospects of Acquiree and its assets.Principal Officers have not now and will not have, at the Closing Date or the Delivery Date, withheld knowledge of any such events, conditions, and facts which it knows, or has reasonable grounds to know, may materially affect the business and prospects of Acquiree or its assets.

5.   Representations of Acquiring Corporation.  Acquiror hereby represents
     ----------------------------------------
     and warrants as follows, effective this date, the Closing Date, and the Delivery Date, the representations listed below are true and correct to the best of its knowledge, information, and belief:

(a) As of the Delivery Date, the Acquiror shares to be delivered to the Stockholders of Acquiree will constitute valid and legally issued shares of Acquiror, fully-paid and nonassessable, and will be legally equivalent in all respects to the capital stock of Acquiror issued and outstanding as of the date thereof.

(b) The officers of Acquiror are duly authorized to execute this Agreement and have taken all actions required by law and agreements, charters, and bylaws, to properly and legally execute this Agreement.

(c) Acquiror has made available to Acquiree combined audited financial statements for the fiscal year ended December 31, 1997, which shall be true, complete and accurate; there are and shall be no substantial liabilities, either fixed or contingent, not reflected in such financial statements and records or to which the Acquiree has not been made aware. Said financial statements fairly and accurately reflect the financial condition of the Acquiror as of the date thereof and the results of operations for the period reflected therein. Such statements shall have been prepared in accordance with US Generally Accepted Accounting Principles, consistently applied.

(d) Prior to and as of the Closing Date and the Delivery Date, there will not be any material changes in the financial position of Acquiror, except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial condition of the Acquiror; provided, however, that Acquiror will have sold or transferred all of its operations as of the Delivery Date.

(e) Except as previously disclosed, Acquiror is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in writing to the Principal Officers, and there are otherwise no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of management, threatened or contemplated against Acquiror, its management or properties.

(f) As of the Closing Date and the Delivery Date, Acquiror is duly organized, validly existing and in good standing under the laws of the State of Nevada; it has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdic tion where so required.

(g) Except as previously disclosed, Acquiror has not breached, nor is there any pending or threatened claims or any legal basis for a claim that Acquiror has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or is bound and the execution and performance hereof will not violate any provisions of applicable law of any agreement to which Acquiror is subject.

(h) All outstanding shares have been duly authorized, validly issued, and fully paid. There are not outstanding or presently authorized securities, warrants, options or related commitments of any nature.

(i)  Acquiror has no subsidiary corporations.

(j) The shares of restricted securities of Acquiror to be issued to Stockholders of Acquiree as of the Delivery Date, will be validly issued, nonassessable and fully-paid under Nevada corporation law and will be issued in a non-public offering and exempted transaction under federal and state securities laws.

(k) At the date of this Agreement, Acquiror has, and at the Closing Date, and as of the Delivery Date it will have, disclosed all events, conditions and facts materially affecting the business and prospects of Acquiror. Acquiror has not now and will not have, at the Closing Date, or at the Delivery Date, withheld disclosure of any such events, conditions, and facts which it, through management has knowledge of, or has reasonable grounds to know, may materially affect the business and prospects of Acquiror.

(l) Acquiror is a public company and represents that, except as previously disclosed, it has no existing or threatened liabilities, claims, lawsuits, or basis for the same with respect to its shareholders, the public, brokers, the U.S. Securities and Exchange Commission, state agencies or other persons. This includes matters relating to state or federal securities laws as well as general common law or state corporation law principles.

6.      Closing and Delivery Date. The Closing Date herein referred to shall be
        -------------------------
     upon such date as the parties hereto may mutually agree for the execution of this Agreement but is expected to be on or about April 9, 1999. This Agreement is executed by the parties as of the Closing Date and effective as of the Deliver Date hereof. The date of delivery of all of the documentation shall be known as the Delivery Date. Certain exhibits, etc. may be delivered subsequent to the Delivery Date upon the mutual agreement of the parties hereto. The Principal Officers will be deemed to have accepted, as of the Delivery Date, delivery of the certificates of stock to be issued in its name, and in connection therewith will make delivery of its stock in Acquiree to Acquiror.

7.      Conditions Precedent to the Obligations of Acquiree. All obligations of
        ---------------------------------------------------
     Acquiree and Principal Officers under this Agreement are subject to the fulfillment, prior to, as of the Closing Date, or at the Delivery Date, of each of the following conditions:

(a) The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or document delivered to Acquiree pursuant to the provisions hereof shall be true in all material respects at and as of the Closing Date and the Delivery Date as though such representations and warranties were made at and as of such time.

(b) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date, subject only to the conditions required on the Delivery Date.

(c) The Directors of Acquiror shall have approved and ratified this transaction, shall have approved a change of the name of the Acquiror to such name as may be reasonably selected by Principal Officers, and such other reasonable matters as requested by Acquiree as pertaining to this transaction.

(d) The management of Acquiror shall have resigned and shall have been replaced by management selected by the Principal Officers of Acquiree.

(e) Acquiree shall have received an opinion from the counsel to Acquiror, dated the Delivery Date, in form and substance satisfactory to counsel for the Acquiree, to the effect that:

               (1) The Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it now is being conducted;

               (2) The outstanding shares of capital stock of the Acquiror as shown on the attached shareholder list are fully paid and are duly and validly issued and non-assessable;

               (3) All legal and corporate proceedings necessary to be taken by and on the part of the Acquiror in connection with the transactions contemplated by this Agreement and necessary to make the same effective have been duly and validly taken, this Agreement has been duly and validly authorized, executed and delivered by the Acquiror and constitutes the valid and binding agreement of the Acquiror as limited by applicable bankruptcy, insolvency, reorganization or similar laws at the time in effect;

               (4) Neither the execution and delivery of this Agreement nor the consum mation of the transactions contemplated hereby is an event which, of itself or with the giving of notice or the passage of time or both, could: (i) consti tute a violation of or conflict with or result in any breach of the Articles of Incorporation or Bylaws of the Acquiror or, to the knowledge of such counsel, any material agreement or instrument to which the Acquiror is bound or any judgment, decree, or order to which it is subject; or (ii) to the knowledge of such counsel result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of the Acquiror, and no such event of itself or with the giving of notice or the passage of time or both will result in the acceleration of the due date of any obligation of the Acquiror ; and

               (5) To the knowledge of such counsel, there is no action or proceeding pending or threatened against the Acquiror or any of its properties or assets before any court or governmental department, agency or commission to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby.

8.      Conditions Precedent to the Obligations of Acquiror. All obligations of
        ---------------------------------------------------
     the Acquiror under this Agreement are subject to the fulfillment, prior to, as of the Closing Date, or at the Delivery Date, of each of the following conditions:

     (a) The representations and warranties contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the Closing Date and the Delivery Date as though such representations and warranties were made at and as of such time.

   (b) Acquiree, Stockholders of Acquiree, and Principal Officers, as applicable, shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date, subject only to the conditions on the Delivery Date.

   (c) Stockholders of Acquiree shall deliver to Acquiror a letter commonly known as an "investment letter" agreeing that the shares of stock in Acquiror are being acquired for investment purposes, and not with a view to resale.

   (d) Stockholders of Acquiree shall state, and reaffirm as of the Delivery Date, that the materials, including, current financial statements, prepared and delivered by Acquiror to Stockholders of Acquiree, have been read and understood by Stockholders of Acquiree, that they are familiar with the business of Acquiror, that they are acquiring the Acquiror shares under Section 4(2), commonly known as the private offering exemption of the Securities Act of 1933, and that the shares are restricted and may not be resold, except in reliance on an exemption under the Act.

    (e) The Directors shall have approved and ratified this transaction, respectively, and such other reasonable matters as requested by Acquiree as pertaining to this transaction.

    (f) The management of Acquiror shall have resigned and shall have been replaced by management selected by the Principal Officers.

    (g) Acquiror shall have received an opinion from the counsel to Acquiree, dated the Delivery Date, in form and substance satisfactory to counsel for the Acquiror, to the effect that:

        (1) The Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to carry on its business as it now is being conducted;

        (2) The outstanding shares of capital stock of the Acquiree as shown on the attached shareholder list are fully paid and are duly and validly issued and non-assessable;

        (3) All legal and corporate proceedings necessary to be taken by and on the part of the Acquiree in connection with the transactions contemplated by this Agreement and necessary to make the same effective have been duly and validly taken, this Agreement has been duly and validly authorized, executed and delivered by the Acquiree and constitutes the valid and binding agreement of the Acquiree as limited by applicable bankruptcy, insolvency, reorganization or similar laws at the time in effect;

        (4) Neither the execution and delivery of this Agreement nor the consum mation of the transactions contemplated hereby is an event which, of itself or with the giving of notice or the passage of time or both, could: (i) constitute a violation of or conflict with or result in any breach of the Articles of Incorporation or Bylaws of the Acquiree or its subsidiary, or, to the knowledge of such counsel, any material agreement or instrument to which the Acquiree or its subsidiary is bound or any judgment, decree, or order to which it is subject; or (ii) to the knowledge of such counsel result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of the Acquiree or its subsidiary, and no such event of itself or with the giving of notice or the passage of time or both will result in the acceleration of the due date of any obligation of the Acquiror or its subsidiary ; and

     (5) To the knowledge of such counsel, there is no action or proceeding pending or threatened against the Acquiror or any of its properties or assets before any court or governmental department, agency or commission to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby.

9.   Indemnification. Within the period provided in paragraph 10 herein and
     ---------------
   in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresen tations, breach of covenant or warranty or non-fulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same.

10. Nature and Survival of Representations. All representations, warranties
    --------------------------------------
   and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. Documents at Closing. Between the date hereof and the Delivery Date,
    --------------------
   the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

   (a) Principal Officers will deliver, or cause to be delivered, to Acquiror the following:

        (1) stock certificates for the stock of Acquiree being tendered hereunder, duly endorsed in blank,

        (2) all corporate records of Acquiree, including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Delivery Date), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested for review by Acquiror and its counsel;

        (3) a certificate of the President of Acquiree to the effect that all representations and warranties of Acquiree made under this Agreement are reaffirmed on the Closing Date and the Delivery Date, the same as though originally given on said date;

        (4) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

  (b) Acquiror will deliver or cause to be delivered to Stockholders of Acquiree, Principal Officers and Acquiree:

        (1) stock certificates for Common and Preferred Stock to be issued as a part of the exchange as listed on Exhibit "A" after the date of approval of this transaction by the Acquiror shareholders;

        (2) a certificate of the President of Acquiror to the effect that all representations and warranties of Acquiror made under this Agreement are reaffirmed on the Closing Date and the Delivery Date, the same as though originally given on said date;

        (3) certified copies of resolutions by Acquiror's Board of Directors authorizing this transaction;

        (4) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

12.     Miscellaneous.
        -------------

  (a)   Further Assurances. At any time, and from time to time, after the
        ------------------
        effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

  (b)   Waiver. Any failure on the part of any party hereto to comply
        ------
        with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

  (c)   Notices. All notices and other communications hereunder shall be
        -------
        in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

  (d)   Headings. The section and subsection headings in this Agreement
        --------
        are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

  (e)   Counterparts. This Agreement may be executed simultaneously in
        ------------
        two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  (f)  Governing Law. This Agreement was negotiated and is being
       -------------
       contracted for in the State of Nevada, and shall be governed by the laws of the State of Nevada, and the securities being issued herein are being issued and delivered in accordance with the isolated transaction and non-public offering exemption of the Act.

  (g)  Binding Effect. This Agreement shall be binding upon the parties
       --------------
       hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

  (h)  Entire Agreement. This Agreement is the entire agreement of the
       ----------------
       parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpreta tions or terms of any kind of condition or inducements to the execution hereof.

  (i)  Time. Time is of the essence.
       ----

  (j)  Severability. If any part of this Agreement is deemed to be
       ------------
       unenforceable the balance of the Agreement shall remain in full force and effect.

  (k)  Default Costs. In the event any party hereto has to resort to
       -------------
       legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys fees and other costs from the party in default.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                              MOTORCYCLE CENTERS OF AMERICA, INC.
                              a Nevada Corporation


                              By:
                                  ________________________
                                         President

                              ENTERTAINMENT UNIVERSE, INC.
                              a California Corporation


                              By:
                                 _________________________
                                         President


PRINCIPAL OFFICERS:

                                 ------------------------------
                                 Brad D. Greenspan



------------------------------
Leland Silvas

                      MOTORCYCLE CENTERS OF AMERICA, INC.

                             OFFICER'S CERTIFICATE
                             ---------------------


     The undersigned, President of MOTORCYCLE CENTERS OF AMERICA, INC. ("Acquiror"), does hereby certify that he is a duly elected, qualified and acting officer of Acquiror, a Nevada corporation, and as such is familiar with the business affairs of said corporation, and is familiar with and has read that certain Agreement and Plan of Reorganization between Acquiror and Acquiree, dated April 9, 1999.

     The undersigned does hereby state that the representations and warranties made by Acquiror contained in said Agreement, to the best of his knowledge, are true and correct at and as of the time of closing and the date of delivery of Acquiror's shares. In addition, the undersigned hereby states that to the best of his knowledge, Acquiror has performed and complied with all covenants, agreements and conditions required by the Agreement to be performed or complied with by Acquiror prior to or at the Closing Date or the Delivery Date.

     IN WITNESS WHEREOF, the undersigned, has hereunto duly executed this Certificate this 9th day of April, 1999.


                              MOTORCYCLE CENTERS OF AMERICA, INC.



                              By:
                                 _________________________________
                                          President

                         ENTERTAINMENT UNIVERSE, INC.


                             OFFICER'S CERTIFICATE
                             ---------------------


     The undersigned, President of ENTERTAINMENT UNIVERSE, INC. ("Acquiree"), does hereby certify that he is a duly elected, qualified and acting officer of Acquiree, a California corporation, and as such is familiar with the business affairs of said corporation, and is familiar with and has read that certain Agreement and Plan of Reorganization between Acquiror and Acquiree, dated April 9, 1999.

     The undersigned does hereby state that the representations and warranties made by Acquiree contained in said Agreement, to the best of his knowledge, are true and correct at and as of the time of closing and the date of delivery of the Acquiror's shares. In addition, the undersigned hereby states that to the best of his knowledge, Acquiree has performed and complied with all covenants, agreements and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the Closing Date or the Delivery Date.

     IN WITNESS WHEREOF, the undersigned, has hereunto duly executed this Certificate this 9th day of April, 1999.



                                    ENTERTAINMENT UNIVERSE, INC.



                                    By:
                                       ______________________________
                                                  President

                                   EXHIBIT A


                                 Common Shares
Name                                                      Number of Shares
----                                                      ----------------
Brad Greenspan                                               8,061,000
Chuck Beilman                                        2,500,000
Joseph W. & Patricia G. Abrams Living Trust            839,000
Matthew R. Abrams Irrevocable Trust                    350,000
Sarah E. Abrams Irrevocable Trust                              350,000
Lee Silvas                                                     200,000
Emanuel Gerard IRA Rollover #2                                 100,000
Gerard Klauer Mattison & Mattison Co., Inc.401(k) Plan          50,000
Gerard Klauer Mattison & Mattison Co.                   50,000
Dominic Petito                                          30,000
Michael P. O'Hare                                               10,000
Hamed Hoghaddam                                                 10,000
Total                                                        12,550,000

                                Preferred Shares

Name                                                      Number of Shares
----                                                      ----------------
Joan Vogelsang                                      6,000
Gordon Landies                                            6,000
Paul Jakab                                                6,000
James Haiduck                                       6,000
George Gitschel                                           12,200
Ed Roffman                                                 6000
Jeffrey S. Cooper and Patricia G. Cobb               6250
David R. Fulton                                           5,000
Frank Michalik                                      5,000
Wayne C. Johnson                                          7,500
Baer Family Charitable Remainder Trust                    12,500
Edward L. Bernstein                                       2,500
Bernice Brauser                                    41,667
KB Electronics, Inc.                                      12,500
John A. Friedmann                                         12,500
Stanford Miller                                    25,000
Cory Bihr and Mary Bihr                                   6,000
LBI Group, Inc.                                   555,556
EIK Investors, Inc.                                       25,000
Jeffrey Benton                                    12,500
James A. Carruthers                                       5,000
Paul S. Freyer                                            7,500
Eric Singer                                               5,000

Name                                                      Number of Shares
----                                                      ----------------
Robert Brooks                                     12,500
Robert Murphy                                     25,000
Michael Nichols                                          12,500

James N. Oliphant                                    12,500
RPM Asset Management                                 50,000
Patrick E. Murphy                                    25,000
Joseph Creen, Jr.                                    12,500
Nottinghill Resources, Ltd.                          50,000
The Cooper Family Trust                              11,250
Mark Mitola                                          15,000
Side Cape Holdings, Ltd.                             365,740
Gregory F. Whitten and Ruth Ann Whitten      75,000
JRA Enterprises                                      12,500
EP Opportunity Fund International, Ltd.              15,000
EP Opportunity Fund, LLC                             235,000
Lawrence Equity Group, LLC                   56,250
person any compensation for soliciting another to purchase any other securities of the Company.

     4.27  No Other Registration Arrangements.   There are no contracts,
           ----------------------------------
agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Conversion Shares registered pursuant to any registration statement, which are not disclosed in the Disclosure Documents.

     4.28  Adequacy of Disclosures.    The Memorandum and the other Disclosure
           -----------------------
Documents contain all material statements which are required to be stated therein in accordance with the Act and the rules and regulations of the SEC promulgated thereunder, and in all material respects conform to the requirements of the Act and the rules and regulations promulgated thereunder; the offering documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Paragraph 4.28 shall not apply to statements in or omissions from the Memorandum (or any supplement or amendment thereto) based upon information relating to a Placement Agent furnished to the Company on behalf of a Placement Agent expressly for use therein or inaccurate statements in or omissions from the Memorandum or the other Disclosure Documents as a result of arms-length negotiations between the Company and the Subscriber.

     4.29  Representations Correct.  The foregoing representations, warranties
           -----------------------
and agreements are true, correct and complete in all material respects, and shall survive the Closing and the issuance of the shares of Preferred Stock.

     5.  Covenants of the Company.
         -------------------------

     5.1  Independent Auditors.  The Company shall, until at least three (3)
          --------------------
years after the date of the Last Closing, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     5.2  Corporate Existence and Taxes.  The Company shall, until at least the
          -----------------------------
later of (a) the date that is three (3) years after the date of the Last Closing or (b) the conversion or redemption of all of the Preferred Stock purchased pursuant to this Agreement maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Preferred Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a "Reporting Issuer") and shall pay all its taxes when due except for taxes which the Company disputes.

     5.3  Registration Rights.  The Company will enter into a registration
          -------------------
rights agreement covering the resale of the Conversion Shares and the registration of the Company's Securities substantially in the form of the Registration Rights Agreement attached as Exhibit C.

     5.4  Notification of Last Closing Date by Company.  Within five (5)
          --------------------------------------------
business days after the Last Closing, the Company shall notify Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the date of Subscriber's Closing, the dates that Subscriber is entitled to convert Subscriber's Preferred Stock, the value of the Fixed Conversion Price, as that term is defined in the Certificate of Designation, and the name and telephone number of an administrative contact person at the Company whom Subscriber may contact regarding information related to conversion of the Preferred Stock as contemplated by the Certificate of Designation.

     5.5  Filing of SB-2 Registration Statement.  The Company shall, no later
          -------------------------------------
than one hundred fifty (150) days after the date of the Initial Issuance Date, as defined in the Certificate of Designation, file a registration statement or a post-effective amendment to an effective registration statement (collectively, the "Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion but subject to the reasonable approval of Subscribers) with the SEC, covering the resale of the Conversion Shares issuable to all Subscribers in this Offering. The Company shall, within ten (10) days of the filing of the Registration Statement, send a copy of the Registration Statement to Subscribers. Such Registration Statement, and the rights and obligations of the Company and the Subscribers in connection therewith, shall be in conformance with and subject to Section 2 of the Registration Rights Agreement attached hereto as Exhibit C. The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible. The Company covenants to use its best efforts to remain eligible to use Form SB-2 for the registration required by this Section 5.5 (and Sections 2 and 3 of the Registration Rights Agreement) during all applicable times contemplated by this Agreement.

     5.6  Capital Raising Limitations; Rights of First Refusal.
          -----------------------------------------------------

     5.6.1  Capital Raising Limitations.  Except as hereinafter set forth, for a
            ---------------------------
     period of one hundred eighty (180) days following the date of Last Closing, the Company shall not issue or agree to issue, except (a) as contemplated hereunder, (b) pursuant to any employee stock purchase plan or employee stock option plan of the Company in effect on the date of the Closing, and disclosed in the Disclosure Documents, (c) pursuant to any security, option, warrant, scrip, call or commitment or right disclosed in the Memorandum, any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the

     Company) if such securities are issued at a price (or in the case of securities which are convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock, if such securities are convertible, exercisable or exchangeable, as appropriate, at a conversion price, exercise price or exchange price) less than the Fixed Conversion Price (as defined in the Certificate of Designation), (d) pursuant to any acquisition by the Company provided that the purchase price of such acquisition is paid solely with shares of Common Stock and the price per share of the Common Stock is the greater of $3.60 or the then closing bid price of the Common Stock on the date the purchase price is determined, or
     (e) pursuant to a private placement if the closing bid price of the Common Stock is $5.00 or greater, provided that the sale price of the Common Stock to be issued in connection with the private placement is at the market price or above. In addition, during such period, the Company shall not issue, or agree to issue, any debt securities which are issued at a discount to the principal amount thereof.

     5.6.2  Right of First Offer.  The Company agrees that, during the period
            --------------------
     beginning on the date hereof and terminating on the first anniversary of the date of the Last Closing, the Company will not, without the prior written consent of each Subscriber (which shall be deemed given for any warrants to purchase Common Stock issued or to be issued to the Placement Agent in consideration of its services in connection with this Agreement and the transactions contemplated hereby) issue or sell, or agree to issue or sell any equity or debt securities of the Company or any of its subsidiaries (or any security convertible into exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company or any of its subsidiaries) ("Future Offering") unless the Company shall have first delivered to each Subscriber at least thirty (30) days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including, the terms and conditions thereof, and providing each Subscriber and its affiliates an option during the twenty (20) day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). Notwithstanding the foregoing, if any Subscriber chooses not to participate in any Future Offering, then any debt or equity security issued as a result of said Future Offering will be ineligible for resale and/or conversion, as the case may be, until the date which is nine (9) months after the Last Closing. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitations also shall not apply to (a) the issuance of securities pursuant to an underwritten public offering, (b) the issuance of securities upon exercise or conversion of (including issuances as a result of the anti-dilution provisions, if any, applicable to such options, warrants or convertible securities) the Company's options, warrants or other convertible securities outstanding as of the date hereof or (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants.

     5.6.3  Entitlement to Participate in Rule 504 Offering.   As a condition
            -----------------------------------------------
     precedent to any business combination or reorganization with or into the Public Entity, the Public Entity shall offer to each Subscriber that purchases Preferred Stock the option to purchase shares of common stock of the Public Entity (the "P.E. Common Stock") under Securities and Exchange Commission Rule 504 at the rate of $100,000 of P.E. Common Stock for each purchase of $900,000 of Preferred Stock in this placement; but in no event shall no more than $1,000,000 of P.E. Common Stock be issued. The purchase price for each share of Common Stock hereunder shall be the "adjusted pricing point" as set forth in Exhibit 1 to the Certificate of Designation of Preferred Stock, a copy of which is attached hereto as Exhibit A. Any of such shares of P.E. Common Stock purchased as aforesaid shall be freely tradeable by the holder without restriction or limitation under any agreement, arrangement, law or regulation.

     5.7  Annual and Quarterly Reports on Form 10-K(SB) and Form 10-Q(SB) and
          -------------------------------------------------------------------
Current Reports on Form 8-K.  The Company shall make available to the Subscriber
---------------------------
copies of its annual reports on Form 10-K(SB), quarterly reports on Form 10-Q(SB) and current reports on Form 8-K for as long as the Preferred Stock may remain outstanding.

     5.8.1  Opinion of Counsel.  Subscribers shall, upon purchase of the
            ------------------
     Preferred Stock pursuant to this Agreement, receive an opinion letter from Jeffer, Mangels, Butler & Mamaro, LLP ("Counsel"), counsel to the Company, to the effect that (a) the Company is duly incorporated and validly existing; (b) this Agreement, the issuance of the Preferred Stock at Closing and the issuance of the Conversion Shares upon conversion of the Preferred Stock have been duly approved by all required corporate action, and that all such securities, upon due issuance, shall be validly issued, fully paid and non-assessable; (c) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent and the Escrow Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of the indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; (d) based upon the representations and acknowledgments of Subscribers contained in Sections 2 and 3 hereof, the Preferred Stock has been, and the Conversion Shares will be, issued in a transaction that is exempt from the registration requirements of the Act and applicable state securities laws; (e) the Conversion Shares are authorized for listing on the Nasdaq market, including OTC Bulletin Board, where the Company's Common Stock is then trading, subject to notice of issuance; and (f) the Certificate of Designation has been duly authorized and adopted by the Company and has been or forthwith will be duly filed and/or recorded under applicable law.

          5.8.2  Opinion of Special Counsel.  Subscriber shall, upon purchase of
                 --------------------------
     the P.E. Common Stock, receive an opinion letter from David L. Kagel, Esq. ("Special Counsel"), Special Counsel to the Company and the Public Entity, to the effect that (a) any P.E. Common Stock subscribed for on or prior to April 7, 1999 is, or when actually issued will be, freely tradable without registration or further action by the holder(s) thereof under Rule 504 promulgated by the Securities and Exchange Commission and in effect on or prior to said date, and (b) that the offering of the Preferred Stock and the separate offering of the P.E. Common Stock are not subject to the "integration doctrine" as originally promulgated in Securities Act Release 4552, as such "integration doctrine" has been amended or applied since such promulgation.

          5.9  Removal of Legend Upon Conversion.  As contemplated by the
               ---------------------------------
Certificate of Designation, upon conversion of the Preferred Stock, Subscriber shall submit a Notice of Conversion. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or
(c) such holder provides the Company with reasonable assurances that such Security may be sold pursuant to Rule 144. Each Subscriber agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement relating thereto and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act. If the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Subscriber holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.10  Listing.  Subject to the remainder of this Section 5.10, the Company
           -------
shall use its best efforts to ensure that its shares of Common Stock (including all Conversion Shares) are approved and included for quotation on the Nasdaq Small Cap Market ("NASDAQ"). Thereafter, the Company shall (a) use its best efforts to continue the quotation of its Common Stock on the NASDAQ, or on the Nasdaq National Market System ("NMS"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") or any other national exchange or over-the-counter market system; (b) take all action necessary to cause and maintain the quotation of its Common Stock on the OTC Bulletin Board at any time the Common Stock is not included for quotation on NASDAQ, NMS, NYSE or AMEX; and (c) comply in all respects with the Company's reporting. filing, and other obligations under the by-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     5.11  The Company's Instructions to Transfer Agent.  The  Company will
           --------------------------------------------
issue to its Transfer Agent the Irrevocable Instructions to Transfer Agent substantially in the form of Exhibit E instructing the Transfer Agent to issue certificates, registered in the name of each Subscriber or its nominee, for the Conversion Shares in such amounts as specified from time to time by such Subscriber to the Company upon conversion of the Preferred Stock. Such certificates shall bear a Legend only to the extent permitted by Section 5.9 hereof. The Company warrants that no instruction, other than such instructions referred to in Section 5.9 hereof or in this Section 5.11 and stop transfer instructions to give effect to Section 3.7 hereof in the case of Conversion Shares prior to registration of the Conversion Shares under the Act, will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 2.3.3 or 2.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Subscriber provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and acceptable to counsel for the Company (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Subscriber transfers Securities to an affiliate which is an accredited investor as defined under the Act, the Company shall permit the transfer, and, in the case of Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Subscriber. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Subscriber by violating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 5.11, that a Subscriber
shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company hereby agrees that it will not unilaterally terminate its relationship with the Transfer Agent for any reason prior to the date which is three (3) years after the Last Closing or one (1) month after the first date that no Preferred Stock is outstanding, whichever is earlier (the "Ending Date"). In the event the Company's agency relationship with the Transfer Agent should be terminated for any other reason prior to the date which is three
(3) years after the Last Closing, the Company's Transfer Agent shall continue acting as transfer agent pursuant to the terms of the Irrevocable Instructions to Transfer Agent until such time that a successor transfer agent (i) is appointed by the Company; (ii) is approved by seventy-five percent (75%) of the Subscribers of outstanding Preferred Stock; and (iii) executes and agrees to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

     5.12  Filing of Form 10-SB to Register Under Section 12(b) or 12(g) of the
           --------------------------------------------------------------------
Exchange Act.   The Company shall, no later than sixty (60) days after the
------------
Initial Issuance Date (as defined in Section 5 of the Company's Certificate of Designation of Preferred Stock), file a registration statement on Form 10-SB with the SEC registering the Securities under Section 12(b) or 12(g) of the Exchange Act. The Company shall, within ten (10) days of the filing of such registration statement on Form 10-SB, send a copy to Subscribers. The Company shall use its best efforts to have such registration statement declared effective within one hundred fifty (150) days after the Initial Issuance Date.

     6.  Subscriber Covenant/Miscellaneous.
         ----------------------------------

         6.1  Representations and Warranties Survive the Closing; Severability.
              ----------------------------------------------------------------
Subscriber's and the Company's representations and warranties, including but not limited to the Public Entity, shall survive the Closing of the transactions contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.2  Successors and Assigns. The terms and conditions of this Agreement
              ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Preferred Stock of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement.

     6.3  Governing Law. This Agreement shall be governed by and construed under
          -------------
the laws of the State of Delaware without regard to its conflict of laws rules or principles.

     6.4  Execution in Counterparts Permitted. This Agreement may be executed in
          ------------------------------------
any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     6.5  Titles and Subtitles; Gender. The titles and subtitles used in this
          ----------------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

     6.6  Written Notices, Etc.  Any notice, demand or request required or
          ---------------------
permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by two (2) day courier), addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     6.7  Expenses. Each of the Company and Subscriber shall pay all costs and
          --------
expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

     6.8  Entire Agreement; Written Amendments Required. This Agreement,
          ---------------------------------------------
including the Exhibits attached hereto, the Certificate of Designation, the Preferred Stock certificates, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Instructions to Transfer Agent and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly as provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.9  Arbitration. Any controversy or claim arising out of or related to
          -----------
this Agreement or the breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Chicago, Illinois or to the United States District Court sitting in Chicago for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

     7.  Subscription and Wiring Instructions; Irrevocabilitv.
         -----------------------------------------------------

         7.1  Subscription
              ------------

         (a)  Wire Transfer of Subscription Funds. Subscriber shall send this
              -----------------------------------
     signed Agreement by facsimile to Company at 310-546-2870, and send the subscription funds by wire transfer, to the Escrow Agent as follows:

         American National Bank and Trust Company of Chicago
         ABA 071000770
         Account Number 4326350 - Corporate Trust Clearing Account
         Attention: Brian Terwilliger
                    "Entertainment"

     (b) Irrevocable Subscription. Subscriber hereby acknowledges and agrees,
         ------------------------
     subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Subscriber, that this Agreement is irrevocable and that Subscriber is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Subscriber and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns. Notwithstanding the foregoing, (i) if any material condition to Closing required to be satisfied by a party other than Subscriber is not satisfied or (ii) if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, Subscriber may revoke or cancel this Agreement.

            (c) Company's Right to Reject Subscription. Subscriber understands
                --------------------------------------
     that this Agreement is not binding on the Company until the Company accepts it. This Agreement shall be accepted by the Company when the Company countersigns this Agreement. Subscriber hereby confirms that the Company has full right in its sole and absolute discretion, for any reason or no reason, to accept or reject the subscription of Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber. In the event of rejection, no interest will be payable by the Company to Subscriber on any return of payment, provided however, that any such interest accrued on such funds in the Escrow Account shall be returned to the Subscriber by the Escrow Agent.

            7.2  Acceptance of Subscription. In the case of acceptance of
                 --------------------------
Subscriber's subscription, ownership of the number of securities being purchased hereby will pass to Subscriber upon the Closing.

            7.3  Subscriber to Forward Original Signed Subscription Agreement to
                 ---------------------------------------------------------------
Company. Subscriber agrees to courier to Company his, her or its original inked
-------
signed Subscription Agreement within two (2) days after faxing said signed agreement to Placement Agent.

        8.  Indemnification.
            ----------------

        The Company and Brad Greenspan agree, jointly and severally, to indemnify and hold harmless Subscriber and the Escrow Agent and each of their respective officers, directors, employees and agents, and each person who controls Subscriber or the Escrow Agent within the meaning of the Act or the Exchange Act (each, a "Subscriber Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from any material breach of any representation or warranty made by the Company or the Public Entity contained in this Agreement, in writing to the Subscriber, in any statements contained in the Disclosure Documents or otherwise disclosed.

     Subscriber agrees to indemnify and hold harmless the Company and the Escrow Agent and each of their respective officers, directors, employees and agents, and each person who controls Company or the Escrow Agent within the meaning of the Act or the Exchange Act (each, a "Company Indemnified Party") (a Subscriber Indemnified Party or a Company Indemnified Party may be hereinafter referred to singularly as "Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from any material breach of any representation or warranty made by Subscriber contained in this Agreement.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 8, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 8, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 8 to the extent it is prejudicial.

     9.   Number of Shares and Purchase Price. Subscriber subscribes for shares
          -----------------------------------
of Preferred Stock against payment by wire transfer in the amount of ("Purchase Price") as set forth on the last page of this Agreement.

     10.  Accredited Investor. Subscriber is an "accredited investor" because
          -------------------
(check all applicable boxes):

     (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     (c) [ ]   a natural person, who:

         [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

         [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

         [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (d) [ ] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

     (e) [ ]   other [specify]

     11. If Subscriber is using the services of a Purchaser Representative, such Purchaser Representative is _________________________.

     The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of April, 1999.

______________________________      ________________________________________
Your Signature                      PRINT EXACT NAME IN WHICH YOU WANT THE
                                    SECURITIES TO BE REGISTERED

______________________________      DELIVERY INSTRUCTIONS:
                                    ----------------------
Name: Please Print                  Please type or print address where your
                                    security is to be delivered

______________________________      ATTN:__________________________________
Title/Representative Capacity
(if applicable)

______________________________      _______________________________________
Name of Company You Represent (if applicable)  Street Address

___________________________________ _______________________________________
Place of Execution of this Agreement      City, State or Province, Country,
                                          Offshore Postal Code

Aggregate number of shares of Preferred
                                    _______________________________________
Stock subscribed for: ________________________  Phone number (for Federal
                                    Express) and Fax Number (re: Notice)
Amount Subscribed for: $_____________________
                 (number of shares subscribed
                   for x $_______ per share)

     THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $___________ ON THE ____ DAY OF APRIL, 1999.

                         _________________________________

                         By:______________________________
                         Name:____________________________
                         Title:_____________________________


                         Agreed To and Accepted By:

                         __________________________________
                         Brad Greenspan